NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

Emily Alejos, CFA, and Andrew Thelen, CFA, have been named portfolio managers of the fund, effective April 1, 2012. Ms. Alejos and Mr. Thelen are the Co-Chief Investment Officers of Tradewinds Global Investors, LLC (“Tradewinds”).

Effective April 1, 2012, David Iben will no longer serve as portfolio manager of the fund. Mr. Iben will depart from Tradewinds in the latter part of the second calendar quarter of 2012.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TGACP2S-0312P